EXHIBIT 31.2

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES OXLEY ACT OF 2002

I, Dottie Wommack McNeely, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of International Star Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

      a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

      c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Star International, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Star International, Inc.'s auditors and the audit committee of Star International, Inc.'s board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies in the design or operation of internal controls which could adversely affect Star International, Inc.'s ability to record, process, summarize and report financial information and have identified for Star International, Inc.'s auditors any material weaknesses in internal controls; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in Star International, Inc.'s internal controls; and

6. the registrant's other certifying officer and I have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 3, 2005


/s/ Dottie Wommack McNeely
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Acting Chief Financial Officer